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                      The Payden & Rygel Investment Group


     Supplement to Statement of Additional Information dated June 17, 1999


Effective September 1, 1999, the second paragraph under the section entitled "Administrator, Transfer Agent, and Dividend Disbursing Agent" (Statement of Additional Information, page 20) is deleted in its entirety and is replaced by the following paragraph:

          "For providing administrative services to the Group, the Administrator receives a monthly fee at the annual rate of 0.08% of the daily net assets of the Group."


The date of this Supplement to the Statement of Additional Information is September 1, 1999